                                                                EXHIBIT 10(j)(x)

                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406


                                January 30, 1997


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Marcie Knittel, Vice President

      RE:   Amendment No. 9 to Credit Agreement (the "Amendment")


Dear Marcie:

            We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

            The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

            The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                    AGREEMENT

      1.    Amendment of Credit Agreement.

            The parties hereto do hereby modify and amend the Credit Agreement as follows:

            (a) Section 8.02 (d) [Negative Covenants; Liquidations, Mergers, Consolidations, Acquisitions.] is hereby amended by deleting subsection (ii) (g) thereof and inserting in lieu thereof, the following:

                           "(g) the Consideration paid by the Loan Parties for
each Permitted Acquisition shall not exceed Thirty Million Dollars ($30,000,000), and after giving effect to such Permitted Acquisition, the Consideration paid by the Loan Parties for all Permitted Acquisitions made during the current fiscal year of the Loan Parties shall not exceed One Hundred Fifty Million Dollars ($150,000,000) (the "Annual Permitted Acquisition Amount") provided that in no event shall the portion of the Annual Permitted Acquisition Amount utilized to make Permitted Acquisitions of physician practices in the specialty of occupational medicine exceed Forty Million Dollars ($40,000,000) in any fiscal year and in no event shall the portion of the Annual Permitted Acquisition Amount utilized to make Permitted Acquisitions of Professional Employment Organizations exceed Forty Five Million Dollars ($45,000,000) during the fiscal year ended June 30, 1997 or Forty Million Dollars ($40,000,000) during any fiscal year thereafter."

            (b) Section 8.02 (o) [Negative Covenants.; Minimum Fixed Charge Coverage Ratio.] is hereby amended by deleting the words "Closing Date" in the first line of the column entitled "Period" and inserting, in lieu thereof, the words "9/30/1996".


      2.    Conditions of Effectiveness.

            The effectiveness of this Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) the Agent's receipt of counterparts of this Amendment duly executed by the Borrowers, the Guarantors and the Required Banks; (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Amendment; and (iii) an opinion of Peter D. Bewley, General Counsel of the Loan Parties reasonably satisfactory to the Agent regarding this Amendment. Further, the representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist and there shall be delivered to the Agent for the benefit of each Bank a certificate of an Authorized Officer of the Loan Parties dated as of the date hereof certifying as to each of the foregoing.

            This Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this Section 2.

      3.    Full Force and Effect.

            Except as expressly modified and amended by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

      4.    Costs, Expenses, Disbursements.

            The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

      5.    Counterparts.

            This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

      6.    Governing Law.

            This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.


                                      -3-
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                   [Signature Page 1 of 6 to Ninth Amendment]

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                     BORROWERS AND GUARANTORS:

ATTEST: NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on
                                     Schedule 6.01(c) of the Credit Agreement
                                     (which Schedule is attached hereto as
                                     Exhibit I) and each of the GUARANTORS
                                     listed on Schedule 6.01(c) of the Credit
                                     Agreement (which Schedule is attached
                                     hereto as Exhibit I), other than those
                                     listed below


By: /s/ Peter D. Bewley             By: /s/ Robert E. Healy, Jr.
   ----------------------              -----------------------------
                                     Robert E. Healy, Jr. [Name],
   [Seal] the Senior Vice President [Title] of each Borrower and Guarantor listed on Schedule 6.01(c) of the Credit Agreement (which
                                     Schedule is attached hereto as Exhibit I),
                                     other than those listed below, which is a
                                     corporation and of each general partner of
                                     each Borrower and Guarantor which is a
                                     partnership

                                     Address for Notices for each of the
                                     foregoing Borrowers and Guarantors:

                                     1016 West Ninth Avenue
                                     King of Prussia, PA  19406

                                     Telecopier No. (610) 992-3328
                                     Attention:  Chief Financial Officer
                                     Telephone No.  (610) 992-7200
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                   [Signature Page 2 of 6 to Ninth Amendment]


                                   AGENT:

                                     PNC BANK, NATIONAL ASSOCIATION, as Agent


                                     By: /s/ Marcie D. Knittel
                                        -----------------------------
                                     Title: Vice President

                                     Address for Notices:

                                     One PNC Plaza
                                     Fifth Avenue and Wood Street
                                     Pittsburgh, PA  15265

                                     Telecopier No. (412) 762-2784
                                     Attention: Regional Healthcare Group
                                     Telephone No.  (412) 762-8343


                                   BANKS:

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By: /s/ Marcie D. Knittel
                                        -----------------------------
                                     Title: Vice President

                                     Address for Notices:

                                     One PNC Plaza
                                     Fifth Avenue and Wood Street
                                     Pittsburgh, PA  15265

                                     Telecopier No. (412) 762-2784
                                     Attention: Regional Healthcare Group
                                     Telephone No.  (412) 762-8343
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                   [Signature Page 3 of 6 to Ninth Amendment]

                                     CORESTATES BANK, N.A.

                                          /s/ Jennifer W. Leibowitz
                                     By:______________________________
                                            Jennifer W. Leibowitz
                                     Name:____________________________
                                            Vice President
                                     Title:___________________________

                                     Address for Notices:

                                     1339 Chestnut Street
                                     P.O. Box 7618
                                     FC 1-8-3-22
                                     Philadelphia, PA 19101

                                     Telecopier No. (215) 786-7721
                                     Attention:  Jennifer W. Leibowitz
                                                 Assistant Vice President
                                     Telephone No.  (215) 786-3972

                                     FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA

                                           /s/ Joseph H. Towell
                                     By:______________________________
                                            Joseph H. Towell
                                     Name:____________________________
                                            A.V.P.
                                     Title:___________________________

                                     Address for Notices:

                                     One First Union Center
                                     301 S. Giles Street
                                     Charlotte, NC  28288-0735

                                     Telecopier No. (704) 374-4092
                                     Attention: James F. Young,
                                                Assistant Vice President
                                     Telephone No.  (704) 383-0507
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                   [Signature Page 4 of 6 to Ninth Amendment]

                                     FLEET BANK OF MASSACHUSETTS, N.A.

                                     By:   /s/ Amy E. Fredericks
                                        -----------------------------
                                     Name:   Amy E. Fredericks
                                     Title:  Vice President

                                     Address for Notices:

                                     Health Care and Non Profit Group
                                     Fleet Center MA BOF 04A
                                     75 State Street
                                     Boston, MA 02109-1810

                                     Telecopier No.  (617) 346-1646
                                     Attention:  Amy Fredericks
                                                 Vice President
                                     Telephone No.   (617) 346-1629

                                     MELLON BANK, N.A.

                                     By:  /s/ Carol Paige
                                        -----------------------------
                                     Name:  Carol Paige
                                     Title: Vice President

                                     Address for Notices:

                                     Healthcare Banking
                                     Plymouth Meeting/Exec. Campus
                                     610 W. Germantown Pike
                                     Suite 200/AIM #19E-0246
                                     Plymouth Meeting, PA  19462

                                     Telecopier No. (610) 941-4136
                                     Attention:  Carol Paige
                                                 Vice President
                                     Telephone No.  (610) 941-8409
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                   [Signature Page 5 of 6 to Ninth Amendment]

                                     NATIONSBANK, N.A.


                                     By:    /s/ Kevin Wagley
                                         -----------------------------------
                                     Name:  Kevin Wagley
                                     Title: Vice President

                                     Address for Notices:

                                     One NationsBank Plaza
                                     Fifth Floor
                                     Nashville, TN 37239-1697

                                     Telecopier No. (615) 749-4646
                                     Attention:  S. Walker Choppin
                                                 Sr. Vice President
                                     Telephone No. (615) 749-3607

                                     THE BANK OF NEW YORK


                                     By:    /s/ Walter C. Parelli
                                         -----------------------------------
                                     Name:  Walter C. Parelli
                                     Title: Assistant Vice President

                                     Address for Notices:

                                     Northeastern Division
                                     One Wall Street
                                     22nd Floor
                                     New York, NY 10286

                                     Telecopier No. (212) 635-6999
                                     Attention:  Peter Abdill
                                                 Vice President
                                     Telephone No. (212) 635-6987

                   [Signature Page 6 of 6 to Ninth Amendment]

                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                     By: /s/ Harold Bitler
                                         -----------------------------
                                     Name: Harold Bitler
                                     Title: First V.P.

                                     Address for Notices:

                                     Healthcare Banking Group
                                     0-1106, Tower 10
                                     200 South Orange Avenue
                                     Orlando, FL  32801

                                     Telecopier No. (407) 237-2491
                                     Attention:  Jeffrey R. Dickson
                                                 First Vice President
                                     Telephone No. (407) 237-4541

STATE OF GEORGIA

COUNTY OF FULTON

            On the 29th day of January, 1997 personally appeared
Harold Bitler, as the First Vice President of SunTrust Bank, Central
Florida, National Association, and before me executed the attached Ninth Amendment dated as of _____________, 1997 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                               /s/ Marian C. Maldonads
                               ------------------------------------------------
                               Signature of Notary Public, State of Georgia
                               Notary Public, Fulton County, Georgia
                               My commission expires Sept. 10, 1999
                               Marian C. Maldonads
                               ------------------------------------------------
                               (Print, Type or Stamp Commissioned Name of
                               Notary Public) Personally known  /x/;
                                                               ----
                               OR Produced Identification
                                                          ---------------------
                               Type of identification produced:
                                                               ----------------

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